UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2002

PROVIDENT FINANCIAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-28304 (Commission File Number)	33-0704889 (I.R.S. Employer Identification No.)

3756 Central Avenue, Riverside, California (Address of principal executive offices)	92506 (Zip Code)

Registrant's telephone number (including area code): (909) 686-6060

(Former name or former address, if changed since last report)

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Item 5. OTHER EVENTS

        On May 6, 2002, Provident Financial Holdings, Inc. ("Company") announced that Provident Savings Bank, FSB, a wholly owned subsidiary of the Company, has opened a loan production office in La Quinta, California. This office is expected to increase the Company's presence in the rapidly growing Coachella Valley, California. Reference is made to the Company's press release dated May 6, 2002, which is attached hereto as Exhibit 99 and incorporated herein by reference.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibit

           99    Press Release dated May 6, 2002

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: May 8, 2002	Provident Financial Holdings, Inc.
/s/ Robert G. Schrader Robert G. Schrader Corporate Secretary

/s/ Donavon P. Ternes Donavon P. Ternes Chief Financial Officer (Principal Financial and Accounting Officer)

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Exhibit 99

Press Release Dated May 6, 2002

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PROVIDENT Provident Financial Holdings, Inc.	PROV NASDAQ LISTED

IMMEDIATE RELEASE	Contacts:	Rich Gale Division President (909) 686-6060

Provident Bank Mortgage Establishes New Branch in La Quinta

        Riverside, California, May 6, 2002 -- Provident Bank Mortgage, a division of Provident Savings Bank, FSB, today announced that it has opened a loan production office in La Quinta, California. This new office will increase the bank’s presence in the rapidly growing Coachella Valley. Provident Bank Mortgage currently operates a full service branch in Rancho Mirage, which is anchored by a Provident Bank Retail/Business Banking Office.

        The La Quinta office will give us extended coverage in the Coachella Valley, and will position Provident Bank Mortgage to build more relationships with local residents, realtors, and builders. “We have had a strong commitment to this area for over 40 years,” commented Rich Gale, Division President. Building on the promise of Faster Funded Home Loans, this new office will complement the Rancho Mirage Branch by offering local service to the La Quinta community. Provident Bank Mortgage’s Power Branch concept is focused around a full service operation in each branch including loan origination, processing, underwriting, and funding. “By not centralizing our departments or using loan committees, we offer the real estate community personalized, relevant service, and more importantly, faster service,” commented Rich Gale. Gale went on to state, “Both consumers and realtors demand speed, quick turn around, and our Power Branch concept provides us a competitive distinction in the community.”

        Provident Savings Bank, FSB is a community-oriented, federally chartered, full-service retail bank with assets of more than $1.0 billion. Headquartered in Riverside, California, Provident Bank currently has 11 retail/business banking offices in Southern California along with 8 Provident Bank Mortgage loan production offices. Provident can be found on the Internet at www.myprovident.com or we can be reached at our Corporate Call Center at 1-800-442-5201.

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PROVIDENT Provident Financial Holdings, Inc.	PROV NASDAQ LISTED

        Forward-looking Statement

Certain matters in this Press Release constitute forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward looking statements relate to, among others, expectations of the business environment in which the Company operates, projections of future performance, perceived opportunities in the market, potential future credit experience, and statements regarding the Company’s mission and vision. These forward looking statements are based upon current management expectations, and may, therefore, involve risks and uncertainties. The Company’s actual results, performance, or achievements may differ materially from those suggested, expressed, or implied by forward looking statements due to a wide range of factors including, but not limited to, the general business environment, interest rates, the California real estate market, competitive conditions between banks and non-bank financial services providers, regulatory changes, and other risks detailed in the Company’s reports filed with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the fiscal year ended June 30, 2001. Forward looking statements are effective only as of the date that they are made and Provident Financial assumes no obligation to update this information.

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